Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Annual Report On Form 10-KSB/A of International Development Corp., I, Betty-Ann Harland, Chief Executive Officer of International Development Corp., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.   Such Annual Report on Form 10-KSB/A fully complies with the requirements of section  13(a)  or  15(d)  of  the  Securities  Exchange  Act  of 1934; and

2. The information contained in such Annual Report on Form 10-KSB/A fairly presents, in all material respects, the financial condition and results of operations of International Development Corp.

Dated: January 6, 2006.

  /s/  Betty-Ann Harland
    Betty-Ann Harland, Chief Executive Officer of
    International Development Corp.


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